UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 16, 2020

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

TDH Secured Notes Offering

On March 16, 2020, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), consummated its offer and sale (the “TDH Secured Notes Offering”) of an aggregate of $3,000,000 of its 12% Senior Secured Convertible Notes (the “TDH Secured Notes”), to a total of eleven accredited investors (the “TDH Secured Note Lenders”), pursuant to the terms of a Subscription Agreement by and among the Company and the TDH Secured Note Lenders (the “TDH Secured Notes Subscription Agreement”). Interest on the TDH Secured Notes accrues on the outstanding principal amount at the rate of 12% per annum. Principal and interest on the TDH Secured Notes are payable monthly, on an amortized basis over 48 months, with the last payment due on March 16, 2024. Pursuant to the TDH Secured Notes, the Company shall cause TD Holdings Limited, a Hong Kong corporation and an indirect wholly owned subsidiary of the Company (“TDH”), to pay amounts due under the TDH Secured Notes. If the Company prepays the amounts due under TDH Secured Notes, it shall pay a prepayment penalty in an amount equal to 4% of the amount prepaid.

The TDH Secured Notes are convertible at the option of the holders at 75% of the average sales price of the Company’s common stock over the 60 trading days immediately preceding conversion; provided, however, that the conversion price shall not be less than $0.10 per share.

As collateral security for the Company’s obligations pursuant to the TDH Secured Notes, the Company caused Grom Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Grom Holdings”), to pledge, assign and transfer to the holders of the TDH Secured Notes a first priority security interest in and collateral assignment of (i) Grom Holdings’ right, title and interest in and to all of the shares of stock of TDH, and (ii) TDH’s right, title and interest in and to all of the shares of its wholly owned subsidiary, Top Draw Animation Hong Kong Limited, a Hong Kong corporation (“TDAHK”). Each of the TDH Secured Notes will rank equally and ratably on a pari passu basis with (A) the other TDH Secured Notes sold in the TDH Secured Notes Offering, and (B) those secured promissory notes (the “Original TDH Notes”) issued by the Company pursuant to the terms of that certain Share Sale Agreement among the Company and the sellers reflected therein, dated as of June 20, 2016 (as previously amended, the “TDH Share Sale Agreement”). The respective pari passu enforcement rights of the holders of the TDH Secured Notes and the Original TDH Notes are governed by an Intercreditor Deed between the parties, dated March 16, 2020 (the “Intercreditor Deed”). The collateral will be held by a security agent (the “Security Agent”), pursuant to the terms and conditions of a Security Agent Agreement, dated March 16, 2020, by and among the Company, the Security Agent and the TDH Secured Note Lenders (the “Security Agent Agreement’).

The TDH Secured Notes also provide that if the Company sells the animation studio located in Manila, Philippines, which is currently owned by TDH through TDAHK (the “Animation Studio”), for a sales price in excess of $12,000,000, and so long as any amount of principal is outstanding under the TDH Secured Notes, the Company shall pay the holders of the TDH Secured Notes from the proceeds of the sale (i) all amounts of principal outstanding under said Secured Notes, (ii) such amount of interest which would be due and payable assuming the TDH Secured Notes were held to maturity (minus any amounts of interest previously paid hereunder), and (iii) an additional 10% of the amount of principal outstanding under the TDH Secured Notes on the date within five days of the closing of such sale.

In connection with the issuance of the TDH Secured Notes, the Company issued to each TDH Secured Note Lender shares of common stock equal to 20% of the principal amount of such holder’s TDH Secured Note, divided by $0.10. Accordingly, an aggregate of 6,000,000 shares of common stock were issued to the TDH Secured Note Lenders by the Company.

The foregoing descriptions of the TDH Secured Notes, the TDH Secured Notes Subscription Agreement, the Intercreditor Deed and the Security Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 4.1, 10.1, 10.2 and 10.3 and are incorporated herein by reference. All statements made herein concerning the TDH Secured Notes, the TDH Secured Notes Subscription Agreement, the Intercreditor Deed and the Security Agent Agreement are qualified by reference to said Exhibits.

2

Third Amendment to the TDH Share Sale Agreement

On March 16, 2020, the Company entered into a third Amending Agreement (the “Third Amendment”) to the TDH Share Sale Agreement, pursuant to which the Company’s subsidiary, Grom Holdings, had acquired 100% of the common stock of TDH (representing ownership of the Animation Studio) from certain individuals (the “TDH Sellers”). The Company used the proceeds received from the TDH Secured Notes Offering to pay the TDH Sellers $3,000,00 of the principal due under the Original TDH Notes, leaving a balance due to the TDH Sellers of $1,000,000 in principal (plus accrued interest and costs). In addition, the accrued interest of $361,767 due to the TDH Sellers pursuant to the Original TDH Notes will be paid by three monthly payments of $93,922.32, commencing April 16, 2020, and 12 monthly installments of $6,666.67 commencing April 16, 2020. All such amounts will be repaid from the management fee the Company had been receiving to service the debt pursuant to the TDH Share Sale Agreement.

Pursuant to the Third Amendment, the TDH Sellers and the Company agreed, among other things:

•	The maturity date of the remaining Original TDH Notes was extended by one year, to June 30, 2021;
•	The interest rate on the remaining Original TDH Notes was increased to 12%;
•	The TDH Sellers were granted a first priority security interest on the shares of TDH and TDAHK, pari passu with the holders of the TDH Secured Notes; and
•	The balance of the Original TDH Notes will be paid monthly in arrears, amortized over a four-year period.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference. All statements made herein concerning the Third Amendment are qualified by reference to said Exhibit.

Additional Secured Notes Offering

On March 16, 2020, the Company also issued to two accredited investors (the “Additional Secured Note Lenders”) an aggregate of $365,000 of its 12% Senior Secured Convertible Notes (the “Additional Secured Notes”) with substantially the same terms and provisions as provided in the TDH Secured Notes; provided, however, that the Additional Secured Notes are secured by all of the assets of the Company other than the shares and other assets of TDH and TDAHK pursuant to the terms and conditions of a Security Agreement by and among the Company and the Additional Secured Note Lenders (the “Security Agreement”). These Additional Secured Notes were offered and sold in a private offering (the “Additional Secured Notes Offering”), pursuant to the terms of a Subscription Agreement by and among the Company and the Additional Secured Notes Lenders (the “Additional Secured Notes Subscription Agreement”). Prior to this closing, an additional $690,000 of Additional Secured Notes had been sold by the Company in the Additional Secured Notes Offering.

Interest on the Additional Secured Notes accrues on the outstanding principal amount at the rate of 12% per annum. Principal and interest on the Additional Secured Notes are payable monthly, on an amortized basis over 48 months, with the last payment due on March 16, 2024. If the Company prepays the amounts due under the Additional Secured Notes, it shall pay a prepayment penalty in an amount equal to 4% of the amount prepaid.

The Additional Secured Notes are convertible at the option of the holders at 75% of the average sales price of the Company’s common stock over the 60 trading days immediately preceding conversion; provided, however, that the conversion price shall not be less than $0.10 per share.

In connection with the issuance of the Additional Secured Notes, the Company issued to each Additional Secured Note Lender shares of common stock equal to 20% of the principal amount of such holder’s Additional Secured Note, divided by $0.10. Accordingly, an aggregate of 730,000 shares of common stock were issued.

The foregoing descriptions of the of the Additional Secured Notes, the Security Agreement and the Additional Secured Notes Subscription Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 4.2, 10.5 and 10.6 and are incorporated herein by reference. All statements made herein concerning the Additional Secured Notes, the Security Agreement and the Additional Secured Notes Subscription Agreement are qualified by reference to said Exhibits.

3

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference in response to this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report, regarding the issuance of the TDH Secured Notes, the Additional Secured Notes, and the shares of common stock to the TDH Secured Note Lenders and Additional Secured Note Lenders (the “Incentive Shares”), is incorporated herein by reference in response to this Item 3.02. The TDH Secured Notes, the Additional Secured Notes and the Incentive Shares described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The TDH Secured Notes Subscription Agreements and Additional Secured Notes Subscription Agreements executed in connection therewith contain representations to support the Company's reasonable belief that each of the investors had access to information concerning its operations and financial condition, is acquiring the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On March 20, 2020, the Company issued a press release with respect to the transactions described above. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

4

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Current Report:

Exhibit No.	Description
4.1	Form of 12% Senior Secured Convertible Promissory Note (the TDH Secured Notes)

4.2	Form of 12% Senior Secured Convertible Promissory Note (the Additional Secured Notes)

10.1	Form of Subscription Agreement (the TDH Secured Notes Subscription Agreement)
10.2	Intercreditor Deed, dated March 16, 2020, by and among Wayne Edward Dearing, the TDH Secured Note Lenders, the Company, TDH, TDAHK and the Security Agent
10.3	Security Agent Agreement, dated March 16, 2020, by and among the Company, the Security Agent TDH and the Secured Note Lenders
10.4	Third Amendment to the TDH Share Sale Agreement, dated March 16, 2020, by and among the Company, the TDH Sellers and the Security Agent
10.5	Security Agreement, dated March 16, 2020, by and among the Company and the Additional Secured Note Lenders
10.6	Form of Subscription Agreement (the Additional Secured Notes Subscription Agreement)
99.1	Press Release, dated March 20, 2020

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: March 20, 2020	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer and President

6